Putnam
Michigan
Tax Exempt
Income Fund


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-02

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FROM THE TRUSTEES

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Dear Fellow Shareholder:

In today's uncertain economic and investment environment, where investor mood is as much a factor in determining market direction as the underlying fundamentals, portfolio managers must constantly be looking to the future while coping with the present.

In a sense, that is where the managers of Putnam Michigan Tax Exempt Income Fund found themselves during the six months ended November 30, 2002. Taking a defensive position in order to protect the value of the portfolio against an anticipated rise in interest rates appeared a prudent move. However, during the period, it put the fund at a competitive disadvantage and contributed to its underperformance of both its benchmark and its peer group category average during the period just ended. You will find the details on page 7.

There were some bright spots during the period; the municipal-bond market was generally strong and the portfolio's overall high quality helped offset the negatives. In the following report, the fund's managers discuss the reasons behind the fund's performance and also offer their views on prospects for the fiscal year's second half.

Respectfully yours,

/S/JOHN A. HILL                        /S/GEORGE PUTNAM, III

John A. Hill                           George Putnam, III
Chairman of the Trustees               President of the Funds
January 15, 2003


REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Tax Exempt Fixed-Income Team

Volatility throughout U.S. markets was high during the six months ended November 30, 2002, the first half of Putnam Michigan Tax Exempt Income Fund's fiscal year, as the state and future of the economy remained unclear. With signs of economic recovery coloring the first quarter of 2002, your fund's management team repositioned the portfolio into a more defensive stance in anticipation of potentially rising interest rates and stock prices. However, the semiannual period proved much more turbulent for markets and the overall economy than we had anticipated. Investors took flight to quality, and in this environment of continued uncertainty, the fund's defensive position ultimately hindered performance. Although we were able to take steps to correct some of the performance issues created by this premature defensive positioning, the effects will not be solidified until early 2003. Results were also affected by declines in the value of several Industrial Development Bonds (IDBs) held in the portfolio. Consequently, Putnam Michigan Tax Exempt Income Fund underperformed both its benchmark, the Lehman Municipal Bond Index, and the average for its Lipper category. Performance details can be found on page 7.

Total return for 6 months ended 11/30/02

      Class A           Class B           Class M
    NAV      POP      NAV     CDSC      NAV      POP
-----------------------------------------------------------------------
   2.63%   -2.28%    2.30%   -2.70%    2.48%   -0.85%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* SHORTENING OF FUND DURATION DETRACTED SLIGHTLY FROM FUND PERFORMANCE

At the beginning of your fund's reporting period, the economic outlook for the United States was better than it had been in some time. The stock markets had just recorded their second consecutive quarter of positive growth and the prospect of the Federal Reserve Board shifting to a tightening stance appeared imminent. In an environment of rising interest rates, intermediate-term bonds tend to suffer the most, especially when the difference between short- and long-term bond yields is decreasing at the same time. Because we believed an environment of rising rates and a flattening of the yield curve was on the horizon, we sold a number of the portfolio's intermediate-term bonds. This had the effect of reducing the fund's duration, a measure of interest-rate sensitivity. A shorter duration can be used to help protect portfolio value in a rising-rate environment. The cash generated by these sales was invested in short-term, very liquid bonds to allow the fund to capture rising rates on the short end of the yield curve as we waited to re-enter the market to take advantage of the higher rates we anticipated.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care/hospitals       14.4%

Utilities and power         13.5%

Water and sewer              6.2%

Education                    3.1%

Housing                      3.0%

Footnote reads:
*Based on net assets as of 11/30/02. Holdings will vary over time.

Unfortunately, the economic news deteriorated in August and September while corporate accounting scandals battered stock prices. Bonds rallied as interest rates fell further, and the shorter duration hurt performance. Then, in early October, the bond market experienced a large sell-off, and interest rates on intermediate bonds rose by almost 50 basis points. We took this opportunity to increase the fund's weighting in intermediate bonds, which brought the portfolio's duration back to neutral, helped performance, and offset some of the negative effects incurred as a result of the previous positioning.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 69.5%

Aa/AA -- 2.9%

A -- 3.9%

Baa/BBB -- 11.5%

Ba/BB -- 6/5%

B -- 3.2%

A-1/VMIG1 -- 2.5%

Footnote reads:
*As a percentage of market value as of 11/30/02. A bond rated BBB/Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Mangagement to be of comparable quality. Ratings will vary over time.


* CROSS-MARKET STRATEGY TOOK ADVANTAGE OF UNIQUE OPPORTUNITY

Toward the end of the semiannual period, we took advantage of a situation in which municipal-bond yields were extremely high in comparison to Treasury yields. For municipal-bond investors, this is highly significant, because they were essentially receiving close to the same yield as they would have on a comparable Treasury bond without having to pay taxes. For the fund, the situation created an opportunity. We executed a "cross-market" trading strategy, in which we bought 10-year municipal bonds and began selling 10-year Treasury futures contracts.

Fund Profile

Putnam Michigan Tax Exempt Income Fund seeks to provide high current income free from federal and Michigan state income taxes, consistent with the preservation of capital. It may be suitable for Michigan investors seeking tax-free income through a diversified portfolio of municipal bonds.

This strategy can benefit the fund whether interest rates go up or down. If interest rates rise (and bond prices fall), the fund is likely to have a loss on the municipal bonds, but we believe it should more than make up for the loss with a gain on the Treasury futures contracts. If rates fall (and bond prices rise), the fund is likely to have a slight loss on the Treasury contracts, but we feel it should make a greater amount on the municipal bonds. We anticipate the yield ratios will trend back to a more "normal" level as municipal supply moderates and demand increases.

* NEW TOBACCO BONDS HELPED PERFORMANCE, WHILE AIRLINE-BACKED SECURITIES RECORDED LOSSES

Your fund made some specific moves during the reporting period, most of which proved beneficial. The relatively new sector of tobacco bonds provided one such opportunity. These bonds, issued by municipalities and secured by the settlement from the class-action lawsuit against the tobacco industry, tend to be relatively high-quality securities. However, because they are subject to some specialized risks -- their income stream could be affected by a decline in the tobacco industry or additional litigation -- they generally carry higher yields than other bonds of comparable quality and we have tended to approach these bonds with caution. During the period, we purchased $1.5 million in tobacco bonds issued by Puerto Rico (rated A1 by Moody's and A by S&P with a 5 3/8 coupon and a maturity date of 2033). We believe these bonds are well secured and have the potential to perform well.

Many of the fund's lower-rated holdings consist of Industrial Development Bonds (IDBs). These are municipal bonds issued to encourage local expansion by various businesses. They are backed only by the credit of the company benefiting from the financing, not by the issuing municipality. As a result, IDB prices are affected by investor perceptions of the health of the backing company or of the industry group as a whole. For example, one such bond held by the fund was issued to finance airport facility expansion and backed by Northwest Airlines. As the airlines suffered from declining traffic and high fixed costs, many of the airline-backed municipal bonds declined in price, the Northwest-backed bonds among them. That being said, Northwest's securities were not as negatively affected as those of other airlines, and as of the end of the period, the securities the fund held in this sector represented less than 1% of total assets.

Another noteworthy move the fund made over the period was the purchase of $1 million worth of Mead Westvaco bonds issued by the Delta County Economic Development Corporation (6 1/4 coupon, 2027 maturity date, rated Baa2/BBB). Mead Westvaco is the newly formed conglomerate of two large paper companies. We believed it was unusual for a company so large and stable and with comparable debt-service coverage to issue a bond with such an attractive coupon and took advantage of this unique buying opportunity.

We also sold some of our holdings in Garden City Hospital, which has been downgraded to B1 by Moody's (5 3/4 coupon, 2017 maturity date). The fund holds a relatively large position in these bonds and this is one of the holdings we trimmed in order to better diversify the portfolio.

* TEAM IS MAINTAINING CAUTIOUS STANCE ENTERING 2003

Going forward, it appears the Fed may be done easing interest rates and has returned to a neutral bias after the surprising strength of the most recent economic data. The last rate cut of half a percentage point came on November 6, and was the only rate change in 11 months. We believed that the yield curve was too steep and the economy was due to recover at the beginning of our reporting period; however, by the period's end, the steepness of the curve had become even more unsustainable, in our opinion. Nonetheless, it is always difficult to try and pinpoint the bottom of an economic cycle and it could be some time before the economy gets back into an expansion phase. Because of that and the fact that the Fed has demonstrated a willingness to provide economic stimulus when needed over the past few years, management is currently keeping the fund's duration neutral versus the benchmark.

Regarding specific strategies, we believe the cross-market plan we began to implement should prove beneficial as the yield curve versus Treasuries begins to flatten again in 2003. Overall, however, we believe the immediate future of the economy and the fixed-income markets to be unusually sensitive and potentially turbulent, and as a result, plan to focus on keeping our investment strategy flexible and the fund built around a highly select, stable, core portfolio of securities.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/02, there is no guarantee the fund will continue to hold these securities in the future. The fund concentrates its investments in one state and involves more risk than a fund that invests more broadly.

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Susan McCormack (Portfolio Leader), Paul Drury (Portfolio Member), David Hamlin (Portfolio Member), Richard Wyke
(Portfolio Member), Joyce Dragone, and Jerome Jacobs.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address.This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call
Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 11/30/02

                                   Class A          Class B         Class M
(inception dates)                 (10/23/89)       (7/15/93)       (4/17/95)
                                  NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months                         2.63%  -2.28%   2.30%  -2.70%   2.48%  -0.85%
------------------------------------------------------------------------------
1 year                           4.98   -0.04    4.30   -0.70    4.67    1.28
------------------------------------------------------------------------------
5 years                         24.18   18.23   20.21   18.28   22.33   18.40
Annual average                   4.43    3.41    3.75    3.42    4.11    3.43
------------------------------------------------------------------------------
10 years                        71.73   63.55   60.65   60.65   66.36   61.03
Annual average                   5.56    5.04    4.85    4.85    5.22    4.88
------------------------------------------------------------------------------
Annual average
(life of fund)                   6.30    5.91    5.56    5.56    5.93    5.66
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/02

                              Lehman Municipal          Consumer
                                 Bond Index           price index
------------------------------------------------------------------
6 months                           3.67%                 1.11%
------------------------------------------------------------------
1 year                             6.32                  2.25
------------------------------------------------------------------
5 years                           33.35                 12.24
Annual average                     5.93                  2.34
------------------------------------------------------------------
10 years                          89.35                 27.73
Annual average                     6.59                  2.48
------------------------------------------------------------------
Annual average
(life of fund)                     7.31                  2.87
------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Performance for class B and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. first year, declining to 1% in the sixth year, and is eliminated thereafter. Performance for class B, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 11/30/02

                                   Class A          Class B        Class M
------------------------------------------------------------------------------
Distribution
(number)                               6               6              6
------------------------------------------------------------------------------
Income                            $0.195816       $0.166027       $0.182065
------------------------------------------------------------------------------
Capital gains 1                        --               --             --
------------------------------------------------------------------------------
  Total                           $0.195816       $0.166027       $0.182065
------------------------------------------------------------------------------
Share value:                     NAV     POP          NAV        NAV     POP
------------------------------------------------------------------------------
5/31/02                         $8.95   $9.40        $8.94      $8.95   $9.25
------------------------------------------------------------------------------
11/30/02                         8.99    9.44         8.98       8.99    9.29
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 2                           4.34%   4.14%        3.69%      4.04%   3.91%
------------------------------------------------------------------------------
Taxable
equivalent 3                     7.37    7.03         6.27       6.86    6.64
------------------------------------------------------------------------------
Current
30-day SEC
yield 4                          3.37    3.21         2.74       3.08    2.98
------------------------------------------------------------------------------
Taxable
equivalent 3                     5.72    5.45         4.65       5.23    5.06
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 41.12% federal and Michigan state combined tax rate for 2002. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 12/31/02 (most recent calendar quarter)

                                    Class A         Class B         Class M
(inception dates)                  (10/23/89)      (7/15/93)       (4/17/95)
                                  NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months                         3.24%  -1.69%   2.94%  -2.06%   3.10%  -0.23%
------------------------------------------------------------------------------
1 year                           7.46    2.37    6.81    1.81    7.16    3.64
------------------------------------------------------------------------------
5 years                         24.22   18.29   20.29   18.35   22.39   18.35
Annual average                   4.43    3.42    3.76    3.43    4.12    3.43
------------------------------------------------------------------------------
10 years                        72.20   64.03   61.24   61.24   66.99   61.49
Annual average                   5.59    5.07    4.89    4.89    5.26    4.91
------------------------------------------------------------------------------
Annual average
(life of fund)                   6.37    5.98    5.63    5.63    6.00    5.73
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds. It assumes reinvestment of all distributions and does not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights  provide an overview of the fund's investment
results,    per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
November 30, 2002 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
FGIC                -- Financial Guaranty Insurance Company
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
MBIA                -- MBIA Insurance Company
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (100.8%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Michigan (87.6%)
-------------------------------------------------------------------------------------------------------------------
         $5,500,000 Battle Creek, Downtown Dev. Auth. Tax Increment
                    Rev. Bonds, 7.65s, 5/1/22                                             AAA/P          $6,050,000
          1,000,000 Delta Cnty., Econ. Dev. Corp. (Mead Westvaco)
                    Rev. Bonds, Ser. A, 6 1/4s, 4/15/27                                   Baa2              995,000
                    Detroit, G.O. Bonds
          2,475,000 Ser. B, 7s, 4/1/04                                                    A-              2,642,063
          4,875,000 Ser. A, 6.8s, 4/1/15                                                  Aaa             5,447,813
          1,250,000 Ser. A, FGIC, 5s, 7/1/30                                              Aaa             1,231,250
          1,500,000 Detroit, City School Dist. G.O. Bonds, Ser. C, FGIC,
                    5 1/4s, 5/1/17                                                        Aaa             1,631,250
          1,500,000 Detroit, Downtown Dev. Auth. Tax Increment Rev.
                    Bonds (Dev. Area No. 1), Ser. A, MBIA, 4 3/4s, 7/1/25                 Aaa             1,434,375
          1,090,000 Detroit, Local Dev. Fin. Auth. Tax Increment G.O. Bonds,
                    Ser. A, 9 1/2s, 5/1/21                                                BBB+/P          1,145,830
          1,445,000 Detroit, Local Dev. Fin. Auth. Tax Increment Rev. Bonds,
                    Ser. A, 5 1/2s, 5/1/21                                                BB-             1,217,413
                    Detroit, Wtr. Supply Syst. Rev. Bonds
          3,000,000 FGIC, 6.233s, 7/1/22                                                  Aaa             3,062,340
          3,000,000 Ser. A, MBIA Second Lien, 5 3/4s, 7/1/11                              Aaa             3,416,250
          3,065,000 Detroit/Wayne Cnty., Stad. Auth. Rev. Bonds, FGIC,
                    5 1/4s, 2/1/27                                                        Aaa             3,107,144
          1,000,000 Dickinson Cnty., Econ. Dev. Corp. Rev. Bonds,
                    5 3/4s, 6/1/16                                                        Baa2            1,011,250
          4,700,000 Dickinson Cnty., Hosp. Rev. Bonds
                    (Memorial Hosp. Syst.), 8 1/8s, 11/1/24                               Baa3            5,328,625
          1,400,000 Ecorse, Pub. School Dist. G.O. Bonds, FGIC,
                    6 1/2s, 5/1/08                                                        Aaa             1,620,500
                    Flint, Hosp. Auth. Rev. Bonds (Hurley Med. Ctr.), Ser. A
            630,000 6s, 7/1/06                                                            Baa2              672,525
          1,000,000 5 3/8s, 7/1/20                                                        Baa2              876,250
                    Forest Hills, Pub. Schools G.O. Bonds
          1,455,000 5 5/8s, 5/1/14                                                        Aa2             1,609,594
          1,590,000 5 5/8s, 5/1/13                                                        Aa2             1,764,900
          3,585,000 Garden City, Hosp. Fin. Auth. Rev. Bonds
                    (Garden City Hosp.), Ser. A, 5 3/4s, 9/1/17 (SEG)                     B1              2,675,306
          1,000,000 Grand Rapids, Hsg. Fin. Auth. Multi-Fam. Rev. Bonds,
                    Ser. A, FNMA Coll., 7 5/8s, 9/1/23                                    AAA             1,038,750
          4,000,000 Grand Rapids, Sanitation Swr. Syst. Rev. Bonds, Ser. A,
                    FGIC, 4 3/4s, 1/1/28                                                  Aaa             3,825,000
          2,000,000 Greater Detroit, Res. Recvy. Auth. Rev. Bonds, Ser. A,
                    AMBAC, 6 1/4s, 12/13/06                                               Aaa             2,282,500
          1,400,000 Greenville, Pub. Schools G.O. Bonds, 5s, 5/1/25                       Aaa             1,382,500
          2,190,000 Harper Creek, Cmnty. School Dist. G.O. Bonds,
                    5 1/8s, 5/1/31                                                        Aaa             2,176,313
          1,500,000 Hartland, Cons. School Dist. G.O.Bonds, FGIC,
                    6s, 5/1/18                                                            Aaa             1,736,250
          2,515,000 Holland, School District G.O. Bonds, AMBAC,
                    zero %, 5/1/19                                                        Aaa             1,090,881
          1,000,000 Huron, School Dist. G.O. Bonds, FSA, 5 5/8s, 5/1/15                   Aaa             1,087,500
          7,000,000 Kalamazoo, Hosp. Fin. Auth. Fac. Rev. Bonds, FGIC,
                    5.104s, 6/1/11                                                        Aaa             7,358,750
          1,450,000 Kent, Hosp. Fin. Auth. Rev. Bonds (Spectrum Hlth.),
                    Ser. A, MBIA, 5 1/2s, 1/15/16                                         Aaa             1,571,438
                    Manistee, Area School Dist. G.O. Bonds
            800,000 FGIC, 5 3/4s, 5/1/19                                                  Aaa               908,000
          1,985,000 5s, 5/1/24                                                            Aaa             1,965,150
          1,000,000 MI Higher Ed. Fac. Auth. Rev. Bonds (Ltd. Obligation-
                    Hope College), Ser. A, 5.55s, 4/1/24                                  BBB               996,250
                    MI Muni. Board Auth. Rev. Bonds
          3,840,000 (State Revolving Fund) 6 1/2s, 10/1/17                                Aaa             4,238,400
          1,000,000 (Drinking Wtr. Revolving Fund), 5 1/2s, 10/1/18                       Aaa             1,136,250
          2,280,000 MI Pub. Pwr. Agcy. Rev. Bonds (Belle Riv.), Ser. A, MBIA,
                    5 1/4s, 1/1/18                                                        Aaa             2,332,166
                    MI State Bldg. Auth. Rev. Bonds
          5,750,000 Ser. I, AMBAC, 6 1/2s, 10/1/07                                        Aaa             6,670,000
          1,870,000 (Fac. Program), Ser. I, 4 3/4s, 10/15/25                              Aa1             1,947,138
                    MI State Hosp. Fin. Auth. Rev. Bonds
          1,000,000 (Sinai Hosp.), 6 5/8s, 1/1/16                                         Baa3              997,500
          2,000,000 (Presbyterian Villages), 6.4s, 1/1/15                                 BBB+/P          1,927,500
          1,000,000 (Oakwood Hosp.), Ser. A, 6s, 4/1/22                                   A2              1,025,390
            650,000 (Sparrow Hosp.), 5 1/2s, 11/15/21                                     A1                641,063
          2,000,000 (Chesea Cmnty. Hosp.), 5 3/8s, 5/15/19                                BBB             1,822,500
          1,495,000 MI State Hsg. Dev. Auth. VRDN, Ser. 2000A, MBIA,
                    1 1/4s, 12/1/16                                                       A-1             1,495,000
          2,900,000 MI State Hsg. Dev. Auth. Rental Hsg. Rev. Bonds, Ser. B,
                    AMBAC, 5.45s, 10/1/12                                                 Aaa             2,994,250
          2,000,000 MI State South Central Pwr. Agcy. Rev. Bonds, AMBAC,
                    5s, 11/1/09                                                           Aaa             2,190,000
                    MI State Strategic Fund Ltd. Obligation Rev. Bonds
          3,150,000 (Ford Motor Co.), Ser. A, 7.1s, 2/1/06                                Baa1            3,303,563
          1,500,000 (Detroit Edison Co.), AMBAC, 7s, 5/1/21                               Aaa             1,890,000
          3,000,000 (Worthington Armstrong Venture), 5 3/4s, 10/1/22                      AAA/P           3,262,500
          1,500,000 (Detroit Edison Poll. Control), 5.65s, 9/1/29                         A3              1,483,125
          5,000,000 (Detroit Edison Co.), Ser. A, MBIA, 5.55s, 9/1/29                     Aaa             5,168,750
          1,000,000 (Detroit Edison CC Conv), AMBAC, 4.85s, 9/1/30                        Aaa             1,066,250
                    MI State Strategic Fund Solid Waste Disp. Rev. Bonds
          1,000,000 (Waste Mgt., Inc.), 4.2s, 12/1/12                                     BBB               990,000
          1,500,000 (Genesee Pwr. Station), 7 1/2s, 1/1/21                                BB+/P           1,496,250
          2,500,000 (SD Warren Co.), Ser. C, 7 3/8s, 1/15/22                              BB/P            2,562,500
          1,500,000 Midland Cnty., Econ. Dev. Corp. Rev. Bonds,
                    6 7/8s, 7/23/09                                                       Ba3             1,500,000
          1,350,000 Mount Clemens Cmnty. School Dist. Rev. Bonds
                    (School Bldg. & Site), 5 1/2s, 5/1/18                                 Aaa             1,434,380
          5,000,000 Pontiac, Hosp. Fin. Auth. Rev. Bonds, 6s, 8/1/23                      Ba1             3,968,750
          1,500,000 Pontiac, Tax Increment Finance Authority Rev. Bonds,
                    6 3/8s, 6/1/31                                                        BB+             1,492,500
          2,150,000 Port Huron Area School Dist. G.O. Bonds
                    (School Building and Site), 5 1/4s, 5/1/15                            Aaa             2,295,125
          2,315,000 Portland Pub. Schools G.O. Bonds, 5s, 5/1/29                          Aaa             2,274,488
          1,400,000 Rochester Cmnty. School Dist. G.O. Bonds, Ser. II,
                    5 1/2s, 5/1/21                                                        Aaa             1,459,500
                    Romulus, Township Cmnty. Schools G.O. Bonds
          2,000,000 5s, 5/1/29                                                            Aaa             1,965,000
          1,015,000 5s, 5/1/11                                                            Aaa             1,096,200
          1,000,000 Royal Oak, Hosp. Fin. Auth. Rev. Bonds (William
                    Beaumont Hosp.), Ser. M, MBIA, 5 1/4s, 11/15/35                       Aaa             1,011,250
          1,000,000 Walled Lake, Cons. School Dist. G.O. Bonds,
                    5 1/2s, 5/1/12                                                        Aaa             1,105,000
          3,000,000 Waterford, Econ. Dev. Corp. Rev. Bonds
                    (Canterbury Hlth.), 6s, 1/1/39                                        B-/P            2,111,250
          2,000,000 Wayland, Univ. School Dist. Rev. Bonds, FGIC, 8s, 5/1/10              Aaa             2,535,000
          2,000,000 Wayne Charter Cnty., G.O. Bonds (Detroit Met.
                    Arpt. Hotel), Ser. A, MBIA, 5s, 12/1/30                               Aaa             1,952,500
                    Wayne Charter Cnty., Special Arpt. Fac. Rev. Bonds
                    (Northwest Airlines, Inc.)
            750,000 6 3/4s, 12/1/15                                                       B+/P              585,938
          1,000,000 6s, 12/1/29                                                           B+/P              627,500
          2,405,000 Wayne Cnty., Bldg. Auth. G.O. Bonds, Ser. A, MBIA,
                    6s, 6/1/08                                                            Aaa             2,696,606
          1,000,000 West Bloomfield, School Dist. G.O. Bonds
                    (School Bldg. & Site), MBIA, 5 5/8s, 5/1/16                           Aaa             1,082,500
                    Western MI U. Rev. Bonds, AMBAC
          1,180,000 5s, 7/15/11                                                           Aaa             1,278,825
          1,120,000 5s, 7/15/10                                                           Aaa             1,218,000
          2,500,000 Western Township Util. G.O. Bonds, FGIC, 5s, 1/1/13                   AAA             2,687,500
          1,240,000 Ypsilanti, School Dist. G.O. Bonds, FGIC, 5 3/8s, 5/1/26              Aaa             1,269,450
                                                                                                      -------------
                                                                                                        162,646,317

Puerto Rico (13.2%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Children's Trust Fund of Puerto Rico Tobacco
                    Settlement Rev. Bonds, 5 3/8s, 5/15/33                                A1              1,447,500
                    Cmnwlth. of PR, G.O. Bonds
          2,500,000 MBIA, 5 3/4s, 7/1/26                                                  Aaa             2,871,875
          2,000,000 (Pub. Impt.), Ser. A, MBIA, 5 1/2s, 7/1/20                            Aaa             2,210,000
          1,835,000 (Pub. Impt.), Ser. A, MBIA, 5 1/2s, 7/1/16                            Aaa             2,066,669
          2,765,000 Cmnwlth. of PR, Govt. Dev. Bank VRDN, MBIA,
                    1.02s, 12/1/15                                                        VMIG1           2,765,000
            500,000 Cmnwlth. of PR, Hwy & Trans. Auth. VRDN, Ser. A,
                    AMBAC, 1.05s, 7/1/28                                                  VMIG1             500,000
          2,000,000 Cmnwlth. of PR, Muni. Fin. Agcy. Rev. Bonds, Ser. A,
                    FSA, 5s, 8/1/13                                                       Aaa             2,160,000
          2,100,000 Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds, Ser. A,
                    AMBAC, 6 1/4s, 7/1/14                                                 Aaa             2,522,625
                    PR Elec. Pwr. Auth. Rev. Bonds
          3,000,000 Ser. X, MBIA, 6s, 7/1/15                                              Aaa             3,363,750
          3,000,000 Ser. HH, FSA, 5 1/4s, 7/1/29                                          Aaa             3,071,250
          1,500,000 PR Indl. Tourist Edl. Med. & Env. Control Fac. Rev. Bonds
                    (Cogen. Fac.-AES Project), 6 5/8s, 6/1/26                             Baa2            1,526,250
                                                                                                      -------------
                                                                                                         24,504,919
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $182,998,289)                                              $187,151,236
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $185,697,978.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2002 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2002. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November
      30, 2002.

      The rates shown on VRDN's are the current interest rates shown at November 30, 2002, which are subject to change based on the terms of the security.

      The fund had the following industry group concentrations greater than 10% at November 30, 2002 (as a percentage of net assets):

        Hospital/health care 14.4%
        Utilities and power 13.5

      The fund had the following insurance concentrations greater than 10% at November 30, 2002 (as a percentage of net assets):

        MBIA 19.1%
        FGIC 16.7
        AMBAC 12.8

------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 2002

                        Market       Aggregate     Expiration     Unrealized
                        Value       Face Value        Date        Appreciation
------------------------------------------------------------------------------
U.S. Treasury Note
10 yr (Short)        $11,110,940     $11,293,333     Mar-03         $182,393
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$182,998,289) (Note 1)                                                         $187,151,236
-------------------------------------------------------------------------------------------
Cash                                                                                138,230
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    2,363,013
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              141,932
-------------------------------------------------------------------------------------------
Total assets                                                                    189,794,411

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                                32,813
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               387,145
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  3,200,321
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                           90,086
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        237,293
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           21,245
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       19,032
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            781
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               78,575
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               29,142
-------------------------------------------------------------------------------------------
Total liabilities                                                                 4,096,433
-------------------------------------------------------------------------------------------
Net assets                                                                     $185,697,978

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $184,106,320
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        183,856
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (2,927,538)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        4,335,340
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $185,697,978

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($141,332,187 divided by 15,715,140 shares)                                           $8.99
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.99)*                                $9.44
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($42,072,254 divided by 4,682,550 shares)**                                           $8.98
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,293,537 divided by 255,078 shares)                                                $8.99
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.99)***                              $9.29
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Six months ended November 30, 2002 (Unaudited)
Interest income:                                                                 $4,973,834
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    478,253
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      108,596
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     5,880
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      3,796
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               145,136
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               184,051
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 7,097
-------------------------------------------------------------------------------------------
Other                                                                                60,185
-------------------------------------------------------------------------------------------
Total expenses                                                                      992,994
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (23,662)
-------------------------------------------------------------------------------------------
Net expenses                                                                        969,332
-------------------------------------------------------------------------------------------
Net investment income                                                             4,004,502
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                    331,368
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures contracts
during the period                                                                   671,651
-------------------------------------------------------------------------------------------
Net gain on investments                                                           1,003,019
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $5,007,521
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                      November 30                May 31
                                                                             2002*                 2002
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                  $4,004,502            $8,700,272
-------------------------------------------------------------------------------------------------------
Net realized gain on investments                                          331,368               886,911
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                671,651             1,421,327
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    5,007,521            11,008,510
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From tax-exempt income
   Class A                                                             (3,125,633)           (6,706,451)
-------------------------------------------------------------------------------------------------------
   Class B                                                               (791,026)           (1,934,062)
-------------------------------------------------------------------------------------------------------
   Class M                                                                (56,868)             (116,851)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)           (4,201,973)            8,818,250
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                (3,167,979)           11,069,396

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                   188,865,957           177,796,561
-------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $183,856 and $152,881, respectively)                       $185,697,978          $188,865,957
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                      ended
Per-share                            Nov. 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.95        $8.83        $8.38        $9.14        $9.35        $9.12
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .20          .43          .45          .46          .44          .47
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .04          .12          .45         (.76)        (.18)         .27
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .24          .55          .90         (.30)         .26          .74
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.20)        (.43)        (.45)        (.46)        (.44)        (.47)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.03)        (.04)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.20)        (.43)        (.45)        (.46)        (.47)        (.51)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.99        $8.95        $8.83        $8.38        $9.14        $9.35
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.63*        6.39        10.95        (3.30)        2.77         8.28
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $141,332     $142,706     $130,071     $116,715     $145,438     $145,547
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .44*         .87          .87          .88         1.00          .99
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.18*        4.82         5.18         5.30         4.81         5.02
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 10.44*       20.71        14.46         7.36        19.51        32.44
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                             Nov. 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.94        $8.83        $8.36        $9.12        $9.34        $9.11
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .17          .37          .39          .40          .38          .41
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .04          .12          .48         (.76)        (.19)         .27
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .21          .49          .87         (.36)         .19          .68
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.17)        (.38)        (.40)        (.40)        (.38)        (.41)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.03)        (.04)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.17)        (.38)        (.40)        (.40)        (.41)        (.45)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.98        $8.94        $8.83        $8.36        $9.12        $9.34
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.30*        5.58        10.50        (3.95)        2.00         7.58
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $42,072      $43,308      $45,406      $40,060      $46,827      $41,155
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .77*        1.52         1.52         1.53         1.65         1.64
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.85*        4.17         4.53         4.65         4.16         4.36
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 10.44*       20.71        14.46         7.36        19.51        32.44
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                             Nov. 30
operating performance               (Unaudited)                          Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.95        $8.83        $8.37        $9.13        $9.35        $9.12
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .18          .40          .43          .43          .42          .44
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .04          .13          .46         (.76)        (.20)         .27
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .22          .53          .89         (.33)         .22          .71
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.18)        (.41)        (.43)        (.43)        (.41)        (.44)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.03)        (.04)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.18)        (.41)        (.43)        (.43)        (.44)        (.48)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.99        $8.95        $8.83        $8.37        $9.13        $9.35
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.48*        6.07        10.75        (3.60)        2.36         7.95
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,294       $2,852       $2,320       $2,010       $1,922       $1,742
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .59*        1.17         1.17         1.18         1.30         1.29
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.02*        4.53         4.88         5.02         4.51         4.70
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 10.44*       20.71        14.46         7.36        19.51        32.44
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
November 30, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam Michigan Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Michigan personal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of Michigan tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended November 30, 2002, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2002, the fund had a capital loss carryover of approximately $2,723,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $1,176,000    May 31, 2008
     1,547,000    May 31, 2009

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending May 31, 2003 approximately $128,000 of losses recognized during the period November 1, 2001 to May 31, 2002.

The aggregate identified cost on a tax basis is $182,998,289, resulting in gross unrealized appreciation and depreciation of $7,947,305 and $3,794,358, respectively, or net unrealized appreciation of $4,152,947.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based upon the annual rate equal to the lesser of
(i) 0.50% of the average net assets of the fund or (ii) 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended November 30, 2002, the fund's expenses were reduced by $23,662 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $628 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded non contributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended November 30, 2002, Putnam Retail Management, acting as underwriter received net commissions of $11,851 and $533 from the sale of class A and class M shares, respectively, and $40,821 in contingent deferred sales charges from redemptions of class B shares.
A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended November 30, 2002, Putnam Retail Management, acting as underwriter received $22,094 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended November 30, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $22,771,323 and $18,018,066, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At November 30, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                         Six months ended November 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,045,788          $9,493,856
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               226,368           2,058,898
---------------------------------------------------------------------------
                                             1,272,156          11,552,754

Shares repurchased                          (1,508,984)        (13,716,678)
---------------------------------------------------------------------------
Net decrease                                  (236,828)        $(2,163,924)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,732,171         $24,406,429
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               503,342           4,509,781
---------------------------------------------------------------------------
                                             3,235,513          28,916,210

Shares repurchased                          (2,006,283)        (17,930,192)
---------------------------------------------------------------------------
Net increase                                 1,229,230         $10,986,018
---------------------------------------------------------------------------

                                        Six months ended November 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    383,673          $3,478,898
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                61,469             558,358
---------------------------------------------------------------------------
                                               445,142           4,037,256

Shares repurchased                            (608,232)         (5,504,857)
---------------------------------------------------------------------------
Net decrease                                  (163,090)        $(1,467,601)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    997,153          $8,906,869
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               153,435           1,373,088
---------------------------------------------------------------------------
                                             1,150,588          10,279,957

Shares repurchased                          (1,449,961)        (12,940,484)
---------------------------------------------------------------------------
Net decrease                                  (299,373)        $(2,660,527)
---------------------------------------------------------------------------

                                         Six months ended November 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     22,430            $203,850
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 5,316              48,351
---------------------------------------------------------------------------
                                                27,746             252,201

Shares repurchased                             (91,421)           (822,649)
---------------------------------------------------------------------------
Net decrease                                   (63,675)          $(570,448)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    158,610          $1,405,448
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                10,095              90,349
---------------------------------------------------------------------------
                                               168,705           1,495,797

Shares repurchased                            (112,581)         (1,003,038)
---------------------------------------------------------------------------
Net increase                                    56,124            $492,759
---------------------------------------------------------------------------


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer  and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and  Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Richard G. Leibovitch
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Jerome J. Jacobs
Vice President

John R. Verani
Vice President

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Michigan Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com



SA048-84097  846/237/126  1/03